UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 2, 2013

The Navigators Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15886	13-3138397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Avenue, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 905-6090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On October 4, 2013, The Navigators Group, Inc. (the “Company”) closed the sale of $265,000,000 aggregate principal amount of the Company’s 5.75% Senior Notes due 2023 (the “Notes”), pursuant to an underwriting agreement, dated October 2, 2013 (the “Underwriting Agreement”), between the Company and Goldman, Sachs & Co. and Keefe, Bruyette & Woods, Inc., as representatives of the several Underwriters named therein (the “Underwriters”). The Notes were offered and sold under a prospectus, dated October 2, 2013, pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-181838).

The Notes were issued pursuant to the Senior Indenture, dated as of April 17, 2006 (the “Base Indenture”), between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee (the “Trustee”) as supplemented by a Second Supplemental Indenture, dated as of October 4, 2013 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Notes will mature on October 15, 2023, and bear interest at a rate of 5.75% per year (subject to adjustments in the event of changes in the credit ratings on the Notes), payable on April 15 and October 15 of each year, beginning on April 15, 2014. The Notes were issued at a price equal to 100% of the principal amount thereof. The Indenture contains certain covenants, including limitations on the incurrence of indebtedness, limitations on mergers, consolidations and amalgamations, limitations on liens on the voting securities of certain designated subsidiaries and restrictions on the disposal of the capital stock of these designated subsidiaries in specified circumstances.

The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The above descriptions of the Underwriting Agreement, the Base Indenture, the Second Supplemental Indenture and the Notes are summaries and are qualified in their entirety by the terms of the Underwriting Agreement, the Base Indenture, the Second Supplemental Indenture and the Notes. Copies of the Underwriting Agreement and the Second Supplemental Indenture (including the form of the Notes) are attached as Exhibits 1.1, 4.1 and 4.2, respectively, hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On October 4, 2013, the Company issued a press release announcing the closing of the Notes offering. For information regarding this matter, the Company hereby incorporates by reference herein the information set forth in its press release, dated October 4, 2013, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated October 2, 2013, between The Navigators Group, Inc. and Goldman, Sachs & Co. and Keefe, Bruyette & Woods, Inc., as representatives of the several Underwriters named therein.

4.1	Second Supplemental Indenture, dated as of October 4, 2013, between The Navigators Group, Inc. and The Bank of New York Mellon.

4.2	Form of 5.75% Senior Notes due 2023 (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

99.1	Press Release dated October 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.

By:	/s/ Emily B. Miner
	Name:	Emily B. Miner

	Title:	Senior Vice President and General Counsel

Date: October 4, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated October 2, 2013, between The Navigators Group, Inc. and Goldman, Sachs & Co. and Keefe, Bruyette & Woods, Inc., as representatives of the several Underwriters named therein.

4.1	Second Supplemental Indenture, dated as of October 4, 2013, between The Navigators Group, Inc. and The Bank of New York Mellon.

4.2	Form of 5.75% Senior Notes due 2023 (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

99.1	Press Release dated October 4, 2013

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